SCHEDULE 14A
                         (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )

Filed by registrant  X

Filed by a party other than the registrant ___

Check the appropriate box:

 X   Preliminary proxy statement

___  Definitive proxy statement

___  Definitive additional materials

___ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     The Montana Power Company
        (Name of Registrant as Specified in Its Charter)

                  Rose Marie Ralph/Pam Merrell
           (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

 X   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).

___  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

___  Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.

 (1) Title of each class of securities to which transaction applies:

 (2) Aggregate number of securities to which transactions applies:

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 (4) Proposed maximum aggregate value of transaction:  N/A

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

N/A = NOT APPLICABLE

 (1) Amount previously paid:

     ____________________________________________________________

 (2) Form, schedule or registration statement no.:

     ____________________________________________________________

 (3) Filing party:

     ____________________________________________________________

 (4) Date filed:

     ___________________________________________________________